SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   May 1, 2003


                            T-3 ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     000-19580                    76-0697390
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                       13111 Northwest Freeway, Suite 500
                              Houston, Texas 77040
               (Address of principal executive offices) (zip code)

                                 (713) 996-4110
              (Registrant's Telephone Number, Including Area Code)




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Item 5.    Other Events and Regulation FD Disclosure

     On May 1, 2003, T-3 Energy Services, Inc. (the "Company) issued a press release announcing the appointment of Gus D. Halas as the Company's President and Chief Executive Officer, effective as of May 1, 2003. The Company's former President and Chief Executive Officer, Michael L. Stansberry, will remain with the Company as Executive Vice President - Business Development. Mr. Halas will also join the Company's Board of Directors, filling a vacancy created by Mr. Stansberry's resignation from the Board. Mr. Halas joins the Company from Clore Automotive, a Lenexa, Kansas-based manufacturer and distributor of after-market auto parts and supplies. Prior to joining Clore, Mr. Halas spent the majority of his career in various management roles within Ingersoll-Dresser Pump Company and Sulzer Industries, most recently as President of Ingersoll-Dresser's Pump Services Group.

Item 7.    Financial Statements and Exhibits

              (c)    Exhibits

                    The following Exhibits are filed herewith:

                    99.1            Press Release








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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           T-3 ENERGY SERVICES, INC.

Date:    May 1, 2003                       By: /s/    Steven J. Brading
                                              ---------------------------------
                                                      Steven J. Brading
                                                      Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1           Press Release